UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

September 15, 2003

Date of Report (Date of earliest event reported)

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

This Form 8-K has 15 pages.

ITEM 5.    OTHER EVENTS

     The purpose of this Current Report on Form 8-K is to reflect information with respect to BB&T’s operating segments that appeared in BB&T’s Annual Report on Form 10-K for the year ended December 31, 2002 in a format consistent with BB&T’s current operating segment presentation, which provides additional disclosures concerning the Company’s specialized lending operations. This presentation does not constitute an amendment or a restatement of BB&T’s 2002 Annual Report on Form 10-K.

EXHIBIT INDEX

Exhibit 99.1      Operating Segments

Exhibit 99.2      Management’s Discussion and Analysis of Segment Results

S I G N A T U R E

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION
(Registrant)

By: /S/ Edward D. Vest

Edward D. Vest
Senior Vice President and Corporate Controller
(Principal Accounting Officer)

Date:  September 15, 2003